UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2023 (May 3, 2023)

TRONOX HOLDINGS PLC
(Exact Name of Registrant as Specified in Its Charter)

England and Wales	001-35573	98-1467236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Tresser Boulevard, Suite 1100	Laporte Road, Stallingborough
Stamford, Connecticut 06901	Grimsby, North East Lincolnshire, DN40 2PR, England

 (Address of Principal Executive Offices) (Zip Code)

(203) 705-3800
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-1 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary shares, par value $0.01 per share	TROX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Annual General Meeting of Shareholders (the “Annual Meeting”) of Tronox Holdings plc (the “Company”) was held on May 3, 2023.

(b) At the Annual Meeting, shareholders voted in favor of the following proposals:

Proposal 1. Election of directors. To elect directors to terms expiring in 2024.

Nominee	Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
Ilan Kaufthal	130,328,345	95.3%	6,357,107	4.6%	18,573	–%	8,100,081
John Romano	135,896,483	99.4%	791,465	0.6%	16,077	–%	8,100,081
Jean-Francois Turgeon	135,909,064	99.4%	778,890	0.6%	16,071	–%	8,100,081
Mutlaq Al-Morished	121,225,479	88.7%	15,451,827	11.3%	26,719	–%	8,100,081
Vanessa Guthrie	135,973,158	99.5%	712,060	0.5%	18,807	–%	8,100,081
Peter B. Johnston	134,891,158	98.7%	1,786,320	1.3%	26,547	–%	8,100,081
Ginger M. Jones	136,245,047	99.7%	431,725	0.3%	27,253	–%	8,100,081
Stephen Jones	136,094,186	99.6%	590,463	0.4%	19,376	–%	8,100,081
Moazzam Khan	135,442,069	99.1%	1,234,469	0.9%	27,487	–%	8,100,081
Sipho Nkosi	135,823,314	99.4%	854,529	0.6%	26,182	–%	8,100,081

Proposal 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Say-on-Pay”).

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
135,795,384	99.3%	841,203	0.6%	67,438	–%	8,100,081

Proposal 3. To ratify the appointment of the Company’s independent registered public auditor.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
144,310,181	99.7%	469,498	0.3%	24,427	–%	0

Proposal 4. To approve receipt of the Company’s U.K. audited annual accounts and related directors’ and auditor’s report for the fiscal year ended December 31, 2022.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
144,589,366	99.9%	39,254	–%	175,486	–%	0

Proposal 5.  To approve the Company’s U.K. directors’ remuneration policy.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
132,804,350	97.1%	3,805,370	2.8%	94,305	–%	8,100,081

Proposal 6. To approve, on a non-binding advisory basis, the Company’s U.K. directors’ remuneration report (other than the part containing the directors’ remuneration policy) for the fiscal year ended December 31, 2022.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
136,092,606	99.6%	501,987	0.4%	109,432	–%	8,100,081

Proposal 7. To re-appoint PricewaterhouseCoopers LLP as the Company’s U.K. statutory auditor for the fiscal year ended December 31, 2023.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
144,313,745	99.7%	465,671	0.3%	24,690	–%	0

Proposal 8. To authorize the Board of Directors or Audit Committee to determine the remuneration of PwC U.K. in its capacity as the Company’s U.K. statutory auditor.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
144,419,960	99.7%	272,100	0.2%	112,046	–%	0

Proposal 9. To authorize the Board of Directors to allot shares.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
143,789,737	99.3%	928,016	0.6%	86,353	–%	0

Proposal 10. To authorize the Board of Directors to allot shares without rights of preemption.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
141,619,313	97.8%	3,098,286	2.1%	86,507	–%	0

Proposal 11. To approve forms of share repurchase contracts and share repurchase counterparties.

Votes For	%	Votes Against	%	Abstain	%	Broker Non-Votes
136,114,009	99.6%	407,419	0.3%	182,597	–%	8,100,081

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX HOLDINGS PLC

Date: May 5, 2023	By:	/s/ Jeffrey Neuman
		Name:	Jeffrey Neuman
		Title:	Senior Vice President, General Counsel and Secretary